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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  JANUARY 20, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 20, 2006, the Board of Directors (the "Board") of BKF Capital Group, Inc. (the "Company") revised the Directors Compensation Policy of the Company. Under the revised policy, commencing as of January 1, 2006, the annual grant to directors which was in the form of common stock under the previous policy will be paid 75% in cash and 25% in common stock.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On January 20, 2006, Mr. Marvin Olshan and Mr. Keith Meister were elected to the Board of the Company. Mr. Olshan is a retired founding partner of Olshan Grundman Frome Rosenzweig & Wolosky LLP, a law firm. Mr. Olshan served as a director of WHX Corporation from 1991 to 2005. Mr. Olshan was President of Regency Corporation for over 8 years. He also created two REITS (both formerly listed on the New York Stock Exchange).

Mr. Meister is a managing director and has been a Senior Investment Analyst at Icahn Associates since 2002. He has also been the chief executive officer of American Property Investors, Inc. since 2003, the general partner of a public limited partnership. From 2000 through 2001, he was the co-President of J Net Ventures, a venture capital fund. He is currently a director of Adventrx Pharmaceuticals Inc., XO Communications, Inc., American Casino & Entertainment Properties Finance Corp., American Entertainment Properties Corp., the sole member of American Casino & Entertainment Properties LLC and American Railcar Industries, Inc. According to a filing on Schedule 13D filed on January 24, 2006, Carl Icahn and affiliated entities beneficially own 1,194,100 shares of common stock of the Company.

Mr. Peter Solomon and Mr. Dean Takahashi resigned from the Board of the Company effective January 20, 2006.

ITEM 8.01    OTHER EVENTS

     On January 20, 2006, Mr. John Siciliano was elected as interim Chairman of the Board of the Company until the next annual meeting of stockholders.

     On January 23, 2006, the Company issued a press release announcing the elections of Mr. Olshan and Mr. Meister to the Board and the resignations of Mr. Solomon and Mr. Takahashi. The press release is attached hereto as Exhibit
99.1 and is incorporated herein in its entirety by reference.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

EXHIBIT           DESCRIPTION
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99.1              Press Release, dated January 23, 2006.




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                                SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  January 26, 2006

                                       BKF CAPITAL GROUP, INC.


                                       By: /s/ John Siciliano
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                                           Name:  John Siciliano
                                           Title: President and CEO



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                               INDEX TO EXHIBITS


EXHIBIT       DESCRIPTION
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  99.1        Press Release, dated January 23, 2006.